EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9


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

Goldman Sachs
GSAA 05 09
IO LOANS FULL DOC

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                                          LTV
-------------------------------------
FICO                                    0 - 60  60.1 - 70   70.1 - 75    75.1 - 79   79.1 - 80    80.1 - 90   90.1 - 95    95.1 -
                                                                                                                             100
-----------------------------------------------------------------------------------------------------------------------------------
620 - 659                                 1.732          0        2.985           0        1.602       2.524       3.142      2.996
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660 - 699                                 1.819      2.532        1.093       0.607        0.795       3.972       5.232     21.386
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700 - 739                                 2.233      1.964            0       1.563        0.726       3.206       4.266     13.785
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740 >=                                        0      1.031            0       0.792        1.822       2.163       5.188      8.845
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Total:                                    5.784      5.527        4.078       2.962        4.944      11.865      17.828     47.012
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

NON-IO LOANS FULL DOC

-----------------------------------------------------------------------------------------------------------------------------------
                                          LTV
-------------------------------------
FICO                                    0 - 60  60.1 - 70   70.1 - 75    75.1 - 79   79.1 - 80    80.1 - 90   90.1 - 95    95.1 -
                                                                                                                             100
-----------------------------------------------------------------------------------------------------------------------------------
620 - 659                                     0      3.055        2.992           0       10.557       3.355        5.03          0
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660 - 699                                     0          0            0           0       14.734       7.039           0     10.047
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700 - 739                                     0      5.096            0           0            0       3.876           0     15.176
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740 >=                                        0          0            0           0            0       10.99           0      8.053
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Total:                                        0      8.151        2.992           0       25.291       25.26        5.03     33.276
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

IO LOANS NOT FULL DOC

-----------------------------------------------------------------------------------------------------------------------------------
                                          LTV
-------------------------------------
FICO                                    0 - 60  60.1 - 70   70.1 - 75    75.1 - 79   79.1 - 80    80.1 - 90   90.1 - 95    95.1 -
                                                                                                                             100
-----------------------------------------------------------------------------------------------------------------------------------
620 - 659                                 0.938      1.035        0.679           0        0.231       0.723       0.712       2.74
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660 - 699                                 2.043      2.854        1.418       0.101         2.43       4.511       4.441      7.751
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700 - 739                                 1.593      0.764        1.268       0.984        5.064       3.486       3.686     15.704
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740 >=                                    1.369      1.257        1.391        1.12        2.869        9.08       4.606     13.149
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Total:                                    5.944      5.911        4.756       2.205       10.594      17.801      13.445     39.344
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

NON IO LOANS NOT FULL DOC

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FICO

LTV                                     0 - 60  60.1 - 70   70.1 - 75    75.1 - 79   79.1 - 80    80.1 - 90   90.1 - 95    95.1 -
                                                                                                                             100
-----------------------------------------------------------------------------------------------------------------------------------
560 - 599                                     0          0            0           0         0.91           0           0          0
-----------------------------------------------------------------------------------------------------------------------------------
620 - 659                                     0      1.591            0       3.895        0.869        1.06       1.724      4.177
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660 - 699                                 7.112      0.658        2.527       3.416        5.387       7.041       4.872      6.123
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700 - 739                                 1.717      5.757         1.73       1.488        1.955       0.697       2.974       9.88
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740 >=                                    4.242      0.626        1.876       0.457        0.813       2.908       1.531      9.987
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Total:                                   13.071      8.632        6.132       9.256        9.935      11.706        11.1     30.167
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